EXHIBIT 10.43

AMENDMENT TO

MEMORANDUM OF LEASE AND

SPECIFIC PROPERTY LEASE AMENDMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.,

KINDRED HEALTHCARE OPERATING, INC., AND

VENTAS REALTY, LIMITED PARTNERSHIP

Master Lease No.:	1

Facility No.:	IN – 112

Property Address:	3500 Maple Avenue Terre Haute, Indiana (Vigo County)

AMENDMENT TO MEMORANDUM OF LEASE

AND SPECIFIC PROPERTY LEASE AMENDMENT

THIS AMENDMENT TO MEMORANDUM OF LEASE AND SPECIFIC PROPERTY LEASE AMENDMENT (hereinafter this “Amendment”) is dated as of the 14th day of October, 2009, and is between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”) having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc. (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc. (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant have heretofore entered into (i) a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (the “2001 Lease”), (ii) a certain Second Amended and Restated Master Lease Agreement No. 1 dated as of April 27, 2007 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Lease”), which superseded the 2001 Lease and demises to Tenant, among other properties, the real property described in Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Premises”), and (iii) a Memorandum of Lease (the “Memorandum”) dated as of April 20, 2001, and recorded on May 1, 2001, with the Official Recorder of Vigo County, Indiana, Instrument Number 20016619, which Memorandum provides record notice of the Lease, as it applies to the Premises.

B. The City of Terre Haute is purchasing a portion of the Premises legally described in Exhibit B attached hereto and made a part hereof (the “Parcel”).

C. Lessor and Tenant desire to amend the Lease, as it relates to the Premises, and to amend the Memorandum, in combination with such purchase by the City of Terre Haute.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Effective on the date of the recording of the deed transferring the Parcel from Lessor to the City of Terre Haute, the Memorandum, and the Lease as it applies to the Premises, are amended: (a) to terminate the Memorandum and the Lease as they apply to the Parcel, and (b) to confirm and adopt, as the revised legal description for the Premises, the amended legal description (the “Amended Premises”) that is attached hereto and made a part hereof as Exhibit C.

2. This Amendment is being executed solely to give notice of the Lease, as it relates to the Amended Premises, and to amend the Memorandum and the Lease as they apply to the Amended Premises, and is not intended to amend the Lease in any respect other than as expressly provided in Paragraph 1 above. Without limitation of the foregoing, Lessor and Tenant acknowledge and agree that the Lease relates to the Amended Premises and multiple other properties and that, as provided in the Lease, the Lease demises all of such properties as a unified commercial operating lease and Lessor is not obligated, and may not be required, to lease less than all of such properties pursuant to the Lease.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ Richard Myers
Name:	Richard Myers
Title:	VP & Real Estate Counsel

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:	/s/ Richard Myers
Name:	Richard Myers
Title:	VP & Real Estate Counsel

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:	/s/ T. Richard Riney
T. Richard Riney, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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Acknowledgments

STATE OF Kentucky	)
) ss
COUNTY OF Jefferson	)

On 8/18, 2009, before me, Jenny McGarry personally appeared Richard Myers, the VP & Real Estate Counsel of KINDRED HEALTHCARE, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Jenny McGarry
(This area for official seal)	Commission Expires: 2/16/2012

STATE OF Kentucky	)
) ss
COUNTY OF Jefferson	)

On 8/18, 2009, before me, Jenny McGarry personally appeared Richard Myers, the VP & Real Estate Counsel of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Jenny McGarry
(This area for official seal)	Commission Expires: 2/16/2012

4

STATE OF Kentucky	)
) ss
COUNTY OF Jefferson	)

On Oct. 14, 2009, before me, Terri Parker personally appeared T. Richard Riney, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, as the Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of Ventas, Inc., a Delaware corporation, in its capacity as the general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, and that by his signature on the instrument the aforesaid corporation executed the instrument, as the general partner and on behalf of the aforesaid limited partnership.

WITNESS my hand and official seal.

Signature	/s/ Terri Parker
(This area for official seal) Notary Public, State at Large, KY My commission expires Jan. 6, 2013

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EXHIBIT A

Premises

Parcel D, Situate in Terre Haute, Vigo County, Indiana (IN#112): (NTL #7161-10, Royal Oaks Healthcare & Rehab Center)

Tract I:

A part of the Southwest Quarter of Section 12, Township 12 North, Range 9 West of the Second Principal Meridian, in Vigo County, Indiana, being described as follows:

Beginning at a found stone at the Southwest corner of the Southwest Quarter of Section 12; thence on and along the West line of the Southwest Quarter North 01 degrees 34 minutes and 04 seconds West 1,495.00 feet; thence North 89 degrees 59 minutes 56 seconds East 885.52 feet; thence South 01 degrees 40 minutes 05 seconds East 1,495.07 feet to the South line of the Southwest Quarter; thence on and along said South line South 89 degrees 59 minutes 56 seconds West 888.13 feet to the true place of beginning.

EXCEPTING FROM TRACT I: That part thereof as platted into Oakwood Addition Lot Number 1 as shown by the recorded plat thereof, recorded in Plat Record 27, page 62 of the Recorder’s Office of Vigo County, Indiana.

Subject to legal highways.

Tract II:

Oakwood Addition Lot Number One (1) being a subdivision of a part of the Southwest Quarter of Section 12, Township 12 North, Range 9 West as shown by the recorded plat thereof, recorded in Plat Record 27, page 62 of the Recorder’s Office of Vigo County, Indiana.

PIN #: 1-18-0612300005

PIN #: 1-18-0612300008

EXHIBIT B

Parcel

Part of the Southwest quarter of Section 12, Township 12 North, Range 9 West, Vigo County, Indiana, being that part of the grantor’s land lying with the right-of-way lines as depicted on the attached Right-of-Way Parcel Plat, marked EXHIBIT “D” described as follows:

Commencing at the Southwest corner of said quarter section; thence North 00 degrees 04 minutes 14 seconds East, bearing is assumed and is the basis of bearings of this description along the West line of said quarter section, a distance of 30.00 feet to the Southwest corner of a tract of land in the name of the Ventas Finance I, LLC, Parcel 06-12-300-008, also being the Southwest corner of Lot 1 of Oakwood Addition and the POINT OF BEGINNING of this description, point “17” as designated on said plat; thence North 00 degrees 04 minutes 14 seconds East, along the West line of said tract, a distance of 34.33 feet to point “16” as designated on said plat; thence South 88 degrees 26 minutes 57 seconds East, a distance of 8.80 feet to point “18” as designated on said plat; thence South 01 degree 26 minutes 55 seconds West, a distance of 5.00 feet to point “19” as designated on said plat; thence South 88 degrees 20 minutes 46 seconds East, a distance of 450.21 feet to point “20” as designated on said plat; thence South 01 degree 39 minutes 14 seconds East, a distance of 5.00 feet to point “21” as designated on said plat; thence South 88 degrees 20 minutes 46 seconds East, a distance of 17.00 to point “22” as designated on said plat; thence North 01 degree 39 minutes 14 seconds East, a distance of 5.00 feet to point “23” as designated on said plat; thence South 88 degrees 20 minutes 46 seconds East, a distance of 411.35 feet to point “24” as designated on said plat on the East line of said Lot 1 of Oakwood Addition; thence South 00 degrees 04 minutes 14 seconds West, along the East line of said Lot 1, a distance of 29.00 feet to Southeast corner of said Lot 1; thence North 88 degrees 22 minutes 07 seconds West, along said North right-of-way line, a distance of 887.23 feet to the POINT OF BEGINNING, containing 0.593 acres, 25,831 square feet more or less.

This description was prepared for the Vigo County Board of Commissioners by Earl D. Spires Jr., Indiana Registered Land Surveyor, License Number “INLS29900015” on the 10th day of December, 2008.

EXHIBIT C

Amended Premises

Parcel D, Situate in Terre Haute, Vigo County, Indiana (IN#112): (NTL #7161-10, Royal Oaks Healthcare & Rehab Center)

Tract I:

A part of the Southwest Quarter of Section 12, Township 12 North, Range 9 West of the Second Principal Meridian, in Vigo County, Indiana, being described as follows:

Beginning at a found stone at the Southwest corner of the Southwest Quarter of Section 12; thence on and along the West line of the Southwest Quarter North 01 degrees 34 minutes and 04 seconds West 1, 495.00 feet; thence North 89 degrees 59 minutes 56 seconds East 885.52 feet; thence South 01 degrees 40 minutes 05 seconds East 1,495.07 feet to the South line of the Southwest Quarter; thence on and along said South line South 89 degrees 59 minutes 56 seconds West 888.13 feet to the true place of beginning.

EXCEPTING FROM TRACT I: That part thereof as platted into Oakwood Addition Lot Number 1 as shown by the recorded plat thereof, recorded in Plat Record 27, page 62 of the Recorder’s Office of Vigo County, Indiana.

Subject to legal highways.

Tract II:

Oakwood Addition Lot Number One (1) being a subdivision of a part of the Southwest Quarter of Section 12, Township 12 North, Range 9 West as shown by the recorded plat thereof, recorded in Plat Record 27, page 62 of the Recorder’s Office of Vigo County, Indiana.

PIN #: 1-18-0612300005

PIN #: 1-18-0612300008

LESS AND EXCEPTING the following described portion:

Part of the Southwest quarter of Section 12, Township 12 North, Range 9 West, Vigo County, Indiana, being that part of the grantor’s land lying with the right-of-way lines as depicted on the attached Right-of-Way Parcel Plat, marked EXHIBIT “B” described as follows:

Commencing at the Southwest corner of said quarter section; thence North 00 degrees 04 minutes 14 seconds East, bearing is assumed and is the basis of bearings of this description along the West line of said quarter section, a distance of 30.00 feet to the Southwest corner of a tract of land in the name of the Ventas Finance I, LLC, Parcel 06-12-300-008, also being the Southwest corner of Lot 1 of Oakwood Addition and the POINT OF BEGINNING of this description, point “17” as designated on said plat; thence North 00 degrees 04 minutes 14 seconds East, along the West line of said tract, a distance of 34.33 feet to point “16” as designated on said plat; thence South 88 degrees 26 minutes 57 seconds East, a distance of 8.80 feet to point “18” as designated on said plat; thence South 01 degree 26 minutes 55 seconds West, a distance of 5.00 feet to point “19” as designated on said plat; thence South 88 degrees 20 minutes 46 seconds East, a distance of 450.21 feet to point “20” as designated on said plat; thence South 01 degree 39 minutes 14 seconds East, a distance of 5.00 feet to point “21” as designated on said plat; thence South 88 degrees 20 minutes 46 seconds East, a distance of 17.00 to point “22” as designated on said plat; thence North 01 degree 39 minutes 14 seconds East, a distance of 5.00 feet to point “23” as designated on said plat; thence South 88 degrees 20 minutes 46 seconds East, a distance of 411.35 feet to point “24” as designated on said plat on the East line of said Lot 1 of Oakwood Addition; thence South 00 degrees 04 minutes 14 seconds West, along the East line of said Lot 1, a distance of 29.00 feet to Southeast corner of said Lot 1; thence North 88 degrees 22 minutes 07 seconds West, along said North right-of-way line, a distance of 887.23 feet to the POINT OF BEGINNING, containing 0.593 acres, 25,831 square feet more or less.